United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4314

(Investment Company Act File Number)

Intermediate Municipal Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  05/31/09

Date of Reporting Period: 05/31/09

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Intermediate Municipal Trust

A Portfolio of Intermediate Municipal Trust

ANNUAL SHAREHOLDER REPORT

May 31, 2009

Institutional Shares
Class Y Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended May 31	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.70		$10.22		$10.25		$10.52	$10.42
Income From Investment Operations:
Net investment income	0.37		0.42		0.45		0.45	0.46
Net realized and unrealized gain (loss) on investments	(0.10)		(0.52)		(0.03)		(0.27)	0.10
TOTAL FROM INVESTMENT OPERATIONS	0.27		(0.10)		0.42		0.18	0.56
Less Distributions:
Distributions from net investment income	(0.37)		(0.42)		(0.45)		(0.45)	(0.46)
Net Asset Value, End of Period	$9.60		$ 9.70		$10.22		$10.25	$10.52
Total Return [1]	2.92%		(1.03)%		4.15%		1.70%	5.42%

Ratios to Average Net Assets:
Net expenses	0.55	% [2]	0.56	% [2,3]	0.55	% [3]	0.56%	0.58%
Net investment income	3.88%		4.16%		4.38%		4.29%	4.34%
Expense waiver/reimbursement [4]	0.30%		0.32%		0.32%		0.28%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$236,117		$120,196		$141,676		$174,074	$164,859
Portfolio turnover	32%		56%		38%		25%	19%

1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

2 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.55% and 0.55% for the years ended May 31, 2009 and 2008, respectively, after taking into account these expense reductions.

3 Includes 0.01% and 0.02% of interest and trust expenses related to the Fund's participation in secondary inverse floater structures for the years ended May 31, 2008 and 2007, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class Y Shares

(For a Share Outstanding Throughout Each Period)

Year Ended May 31	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.70		$10.22		$10.25		$10.52	$10.42
Income From Investment Operations:
Net investment income	0.39		0.43		0.47		0.47	0.48
Net realized and unrealized gain (loss) on investments	(0.10)		(0.52)		(0.03)		(0.27)	0.10
TOTAL FROM INVESTMENT OPERATIONS	0.29		(0.09)		0.44		0.20	0.58
Less Distributions:
Distributions from net investment income	(0.39)		(0.43)		(0.47)		(0.47)	(0.48)
Net Asset Value, End of Period	$9.60		$ 9.70		$10.22		$10.25	$10.52
Total Return [1]	3.10%		(0.86)%		4.33%		1.90%	5.66%

Ratios to Average Net Assets:
Net expenses	0.37	% [2]	0.38	% [2,3]	0.38	% [3]	0.36%	0.35%
Net investment income	4.09%		4.33%		4.56%		4.48%	4.56%
Expense waiver/reimbursement [4]	0.27%		0.30%		0.32%		0.28%	0.31%
Supplement Data:
Net assets, end of period (000 omitted)	$22,285		$26,580		$24,978		$5,569	$7,099
Portfolio turnover	32%		56%		38%		25%	19%

1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

2 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.37% and 0.38% for the years ended May 31, 2009 and 2008, respectively, after taking into account these expense reductions.

3 Includes 0.01% and 0.02% of interest and trust expenses related to the Fund's participation in secondary inverse floater structures for the years ended May 31, 2008 and 2007, respectively.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 12/1/2008	Ending Account Value 5/31/2009	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,068.10	$2.89
Class Y Shares	$1,000	$1,069.10	$1.96
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,022.14	$2.82
Class Y Shares	$1,000	$1,023.04	$1.92

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares	0.56%
Class Y Shares	0.38%

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended May 31, 2009, was 2.92% for the Fund's Institutional Shares and 3.10% for the Fund's Class Y Shares. The total return of the Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI), 1 a performance benchmark for the Fund, was 4.21% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BCMIBI.

1 The broad-based securities market index for the Fund is the Barclays Capital 7-Year Municipal Bond Index (BC7MB). Effective June 1, 2009, the Fund began using the BCMIBI and the Barclays Capital Municipal Bond Index (BCMB) as additional performance benchmarks for the Fund. The BCMIBI and the BCMB replaced the Barclays Capital 5-10 Year Municipal Bond Index (BC5MB). The total returns of the BC7MB, BCMB and BC5MB were 6.71%, 3.57% and 6.42%, respectively, during the 12-month reporting period. Like the BCMIBI, the total returns of the BC7MB, BCMB and BC5MB do not reflect actual cash flows, transaction costs and other expenses, which are reflected in the Fund's total return. The BC7MB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of at Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990 and a maturity range of six to eight years. The BC7MB includes zero coupon bonds and bonds subject to the alternative minimum tax. The BCMIBI is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990 and a maturity range of 5 to 10 years. The BCMIBI includes zero coupon bonds and bonds subject to the alternative minimum tax. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. The BC5MB is an unmanaged, market-weighted, blended index of municipal bonds, issued after December 31, 1990, with minimum credit ratings of at least BAA3, which have been issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity range of 4 to 12 years. The BC5MB is a custom blended index comprised of the Barclays Capital 5-Year Municipal Bond Index (approximately 28% and four to six years maturity), the Barclays Capital 7-Year Municipal Bond Index (approximately 27% and six to eight years maturity) and the Barclays Capital 10-Year Municipal Bond Index (approximately 45% and 8 to 12 years maturity). The BC7MB, BCMIBI, BCMB and BC5MB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. It is not possible to invest directly in an index.

The Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 2 (b) sector allocation (i.e., allocation of the portfolio among securities with similar issuers); and (c) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities). These were the most significant factors affecting the Fund's performance relative to the BCMIBI.

The following discussion will focus on the performance of the Fund's Class Y Shares. The 3.10% total return for the Class Y Shares for the reporting period consisted of 4.13% of tax-exempt dividends and reinvestments, and -1.03% depreciation in the net asset value of the shares. 3

MARKET OVERVIEW

During the 12-month reporting period, the economy continued to contract, though the pace of contraction slowed somewhat. Job losses, declining equity and housing wealth, and tight credit conditions weighed heavily on consumer spending and sentiment. In light of increasing economic slack both in the United States and overseas, inflation remained subdued. The Federal Reserve (the "Fed") reduced the Fed funds target rate from 2.00% to a range between 0.0% and 0.25%, while maintaining its bias to a downside risk to growth. Additionally, the Fed committed itself to employ all available tools to promote economic recovery and signaled that economic conditions warrant maintaining rates at these low levels for an extended period of time. The Fed also increased the size of its balance sheet through the increased purchase of agency mortgage-backed securities, agency debt and Treasury securities (known as quantitative easing) and launched the Term Asset-Backed Securities Loan Facility in an attempt to facilitate the extension of credit to households and small businesses.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to state and local taxes. The investment Adviser normally (except as disclosed in the Fund's prospectus) will invest the Fund's assets entirely in securities whose interest is not subject to the alternative minimum tax (AMT) for individuals and corporations, such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or there is a change in law relating to the AMT), to pursue the Fund's investment objective, the Fund's Adviser may invest the Fund's assets in securities that may be subject to the AMT. When there is a lack of supply of non-AMT securities and/or other circumstances that exist, such circumstances may result in the Fund acquiring AMT securities that are consistent with the Fund's investment objective. These acquisitions may occur in the ordinary course or in connection with fund reorganization transactions (i.e., transactions in which the Fund acquires the portfolio securities of other mutual funds), an issuer bankruptcy or another event or circumstance. In such circumstances, interests from the Fund's investments may be subject to the AMT.

Investors' continued flight to quality, tax-exempt, municipal debt and heightened demand for assets that historically had less risk led to a trend of appreciably lower interest rates and an environment in which tax-exempt municipal credit spreads continued to widen. This means that the yield difference between AAA-rated (or unrated comparable) tax-exempt municipal bonds and bonds of lower credit quality and similar maturity increased. However, financial markets began to ease near the end of the reporting period. As a result, tax-exempt municipal credit spreads began to tighten near the end of the reporting period as risk-taking and the demand for riskier assets improved somewhat. Long-term interest rates (using the 10-year Treasury security rate) peaked at 4.27% in June 2008, and declined to a low of 2.05% in December 2008, while ending the reporting period at 3.46%. Fed activity, liquidity concerns and investor demands for shorter-maturity debt resulted in a steepening of the tax-exempt municipal yield curve with long-term interest rates declining less than short-term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was somewhat steepened). Congress passed the American Recovery and Reinvestment Act during the period which included a $53.6 billion state fiscal stabilization fund targeted at providing fiscal stimulus for education and infrastructure spending and Medicare expenses. The quantity of the federal government's fiscal assistance to state and local governments has not been seen since the 1930s and has been intended to provide relief for the economic driven stresses that were impacting regional growth throughout the United States.

DURATION 4

At the end of the 12-month reporting period, the Fund's dollar-weighted average duration for the reporting period was 5.05 years. Duration management continued to be a significant component of the Fund's investment strategy. The shorter a Fund's duration relative to an index, the less its net asset value will react as interest rates change. The Fund adjusted duration relative to the BCMIBI several times during the reporting period to seek to take advantage of the expectations concerning the Fed's response to the deterioration in the global economy and the markets' apparent concerns about potential deflation. Overall, the Fund maintained its duration close to the duration of the BCMIBI, and close to the Morningstar Municipal National Intermediate Funds Average (MMNIFA). As a result of the general decline in interest rates due to the slowing of the U.S. economy and the steep decline in the Fed funds target rate during the reporting period, duration was a positive contributor to Fund performance.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.

SECTOR

During the 12-month reporting period, the Fund maintained a higher portfolio allocation to securities issued by hospital and industrial development projects. These allocations hurt the Fund's performance due to the widening of credit spreads within these sectors and the demand by investors for the higher relative quality of refunded bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) and general obligation bonds. The Fund increased its exposure to general obligation bonds issued by cities, states and school districts and this allocation to higher quality tax-exempt municipal debt had a positive performance impact during the period as investors moved into higher quality assets over the period such as general obligation debt, which pushed prices higher. The Fund allocated less to refunded tax-exempt municipal bonds than the BCMIBI. The smaller allocation to these refunded bonds had a negative impact on performance due to lower price volatility exhibited by these refunded bonds as compared to other sectors. The Fund was also underweight Tobacco Settlement bonds, which also had a positive performance impact due to the sector's negative price reaction to continued litigation challenges.

MATURITY AND YIELD CURVE

During the 12-month reporting period, the Fund had a larger percentage of its portfolio invested in securities with maturities longer than five years relative to the BCMIBI. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities decreased less during the period. Even though the Fund increased its holdings of shorter maturity bonds, it was underweight relative to the BCMIBI. This contributed to the relative underperformance of the Fund during the period.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Intermediate Municipal Trust (Institutional Shares) (the "Fund") from May 31, 1999 to May 31, 2009, compared to the Barclays Capital 7-Year Municipal Bond Index (BC7MB), 2 the Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI), 2 the Barclays Capital Municipal Bond Index (BCMB) 2 and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA). 2

Average Annual Total Returns for the Period Ended 5/31/2009
1 Year	2.92%
5 Years	2.61%
10 Years	3.49%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BC7MB, BCMIBI, BCMB and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The broad-based securities market index for the Fund is the BC7MB. Effective June 1, 2009, the Fund began using the Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI) and the Barclays Capital Municipal Bond Index (BCMB) as additional performance benchmarks for the Fund. The BC7MB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of at Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990 and a maturity range of six to eight years. The BC7MB includes zero coupon bonds and bonds subject to the alternative minimum tax. The BCMIBI is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990 and a maturity range of 5 to 10 years. The BCMIBI includes zero coupon bonds and bonds subject to the AMT. The BCMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. These indexes are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in the Fund's performance.

GROWTH OF A $100,000 INVESTMENT - CLASS Y SHARES

The graph below illustrates the hypothetical investment of $100,000 1 in Federated Intermediate Municipal Trust (Class Y Shares) (the "Fund") from October 2, 2003 (start of performance) to May 31, 2009, compared to the Barclays Capital 7-Year Municipal Bond Index (BC7MB), 2 the Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI), 2 the Barclays Capital Municipal Bond Index (BCMB) 2 and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA). 2

Average Annual Total Returns for the Period Ended 5/31/2009
1 Year	3.10%
5 Years	2.80%
Start of Performance (10/2/2003)	2.58%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BC7MB, BCMIBI, BCMB and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The broad-based securities market index for the Fund is the BC7MB. Effective June 1, 2009, the Fund began using the Barclays Capital Municipal Intermediate (5-10) Bond Index (BCMIBI) and the Barclays Capital Municipal Bond Index (BCMB) as additional performance benchmarks for the Fund. The BC7MB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of at Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990 and a maturity range of six to eight years. The BC7MB includes zero coupon bonds and bonds subject to the alternative minimum tax. The BCMIBI is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa3, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must have an issue date after December 31, 1990 and a maturity range of 5 to 10 years. The BCMIBI includes zero coupon bonds and bonds subject to the AMT. The BCMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the alternative minimum tax. These indexes are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in the Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table (unaudited)

At May 31, 2009, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
General Obligation - Local	17.8%
General Obligation - State	15.3%
Hospital	13.8%
Public Power	11.9%
Water & Sewer	11.8%
Transportation	7.7%
Education	6.2%
Refunded	5.5%
Electric & Gas	2.5%
Special Tax	2.4%
Other [2]	4.6%
Other Assets and Liabilities - Net [3]	0.5%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned according to the economic sector and/or revenue source of the underlying obligor. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 94.9% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

May 31, 2009

Principal Amount			Value
		MUNICIPAL BONDS--95.7%
		Alabama--3.5%
$1,000,000		Alabama State Public School & College Authority, Refunding Revenue Bonds (Series 1998), 5.125% (FSA INS), 11/1/2014	$1,018,120
1,000,000		Birmingham-Baptist Medical Centers, AL Special Care Facilities Financing Authority, Revenue Bonds (Series 2005A), 5.25% (Baptist Health System, Inc.), 11/15/2020	843,300
4,000,000		Birmingham-Baptist Medical Centers, AL Special Care Facilities Financing Authority, Revenue Bonds (Series A), 5.00% (Baptist Health System, Inc.), 11/15/2014	3,664,000
3,080,000		Mobile County, AL, UT GO Refunding Warrants, 5.25%, 8/1/2017	3,435,062
		TOTAL	8,960,482
		Alaska--0.8%
1,000,000		Alaska State Sport Fishing, Revenue Bonds, 4.25% (CIFG Assurance N.A. INS)/(Original Issue Yield: 4.29%), 4/1/2015	1,037,380
1,000,000		Alaska State Sport Fishing, Revenue Bonds, 4.375% (CIFG Assurance N.A. INS), 4/1/2016	1,038,570
		TOTAL	2,075,950
		Arizona--4.0%
1,000,000		Arizona Health Facilities Authority, (Series 2007 B), 1.24% (Phoenix Children's Hospital), 2/2/2015	860,000
750,000		Arizona Health Facilities Authority, Revenue Bonds (Series 2004), 5.00% (Blood Systems, Inc.), 4/1/2019	758,617
1,000,000		Mesa, AZ Street and Highway, Revenue Bonds, 6.25% (MBIA Insurance Corp. INS), 7/1/2012	1,129,560
1,025,000		Pima County, AZ IDA, Revenue Bonds (Series A), 5.125% (American Charter School Foundation)/(Original Issue Yield: 5.20%), 7/1/2015	935,005
1,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2009A), 5.00%, 1/1/2021	1,119,530
2,000,000		Tempe, AZ IDA, Excise Tax Revenue Bonds, 5.25% (AMBAC INS), 7/1/2017	2,200,440
1,000,000		Tempe, AZ Transportation Excise, Revenue Bonds, 4.75% (Original Issue Yield: 4.84%), 7/1/2038	955,940
2,000,000		Tucson, AZ Street & Highway, Revenue Bonds (Series 1994-E), 6.75% (MBIA Insurance Corp. INS), 7/1/2013	2,345,380
		TOTAL	10,304,472
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Arkansas--0.8%
$1,000,000		Independence County, AR, PCR Refunding Bonds (Series 2005), 5.00% (Entergy Arkansas, Inc.), 1/1/2021	$959,170
1,000,000		University of Arkansas, Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 3/1/2016	1,104,500
		TOTAL	2,063,670
		California--9.3%
290,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	292,323
1,335,000		California State Department of Water Resources Power Supply Program, Revenue Bonds (Series 2005F), 5.00%, 5/1/2022	1,408,665
1,000,000		California State Department of Water Resources, Revenue Bonds (Series AE), 5.00% (Central Valley Project), 12/1/2028	1,049,520
1,000,000		California State Department of Water Resources, Water System Revenue Bonds (Series 2008AE), 5.00% (Central Valley Project), 12/1/2021	1,105,650
1,020,000		California State Public Works Board, Refunding Revenue Bonds, 5.25% (FGIC and MBIA Insurance Corp. INS), 11/1/2019	1,028,435
3,000,000		California State, UT GO Bonds (Series 2008), 5.00%, 4/1/2016	3,208,920
3,000,000		California State, Various Purpose UT GO Bonds, 5.625% (Original Issue Yield: 5.65%), 4/1/2025	3,094,200
750,000		Chaffey, CA Community College District, UT GO Bonds (Series C)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 4.47%), 6/1/2016	605,183
1,000,000		La Canada, CA USD, UT GO Bonds (Series A), 5.50% (MBIA Insurance Corp. INS), 8/1/2024	1,082,510
3,000,000		Los Angeles, CA USD, UT GO Bonds (Series 2009I), 5.00%, 7/1/2021	3,199,440
1,675,000		Placentia-Yorba Linda, CA USD, UT GO Bonds (Series B), 5.375% (MBIA Insurance Corp. INS), 8/1/2022	1,786,388
2,000,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds, 5.00%, 2/15/2025	1,701,960
2,000,000		San Diego, CA Public Facilities Authority, Senior Sewer Refunding Revenue Bonds (Series 2009B), 5.00%, 5/15/2017	2,186,200
2,000,000		Southern California Public Power Authority (Southern Transmission System), Transmission Project Revenue Bonds (2009 Subordinate Refunding Series A), 5.00%, 7/1/2019	2,176,760
		TOTAL	23,926,154
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--2.1%
$1,000,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2005), 5.00% (Evangelical Lutheran Good Samaritan Society), 6/1/2016	$1,005,450
1,000,000		Douglas County, CO School District, UT GO Bonds, 5.75% (FGIC and MBIA Insurance Corp. INS), 12/15/2021	1,121,870
1,500,000		Platte River, CO Power Authority, Power Revenue Bonds (Series 2009HH), 5.00%, 6/1/2021	1,671,255
1,465,000		Summit County, CO School District No. RE1, UT GO Refunding Bonds, 5.75% (FSA INS), 12/1/2012	1,609,068
		TOTAL	5,407,643
		Connecticut--1.6%
3,685,000		Connecticut State, GO Bonds (Series 2008A), 5.00%, 4/15/2016	4,252,379
		District of Columbia--0.6%
1,405,000		District of Columbia, Revenue Bonds, 5.75% (Catholic University of America)/ (AMBAC INS), 10/1/2017	1,437,301
		Florida--3.8%
2,000,000		Florida State Board of Education, UT GO Bonds (Series 2006C), 5.00%, 6/1/2022	2,141,400
1,000,000		Orlando, FL Utilities Commission, System Refunding Revenue Bonds (Series 2009B), 5.00%, 10/1/2023	1,063,880
2,135,000		Orlando, FL, Senior Tourist Development Tax Revenue Bonds (Series 2008A), 5.25% (6th Cent Contract Payments)/(Assured Guaranty Corp. INS), 11/1/2019	2,316,219
185,000		Pembroke Pines, FL, UT GO Bonds, 4.00% (MBIA Insurance Corp. INS)/ (Original Issue Yield: 4.10%), 9/1/2015	195,506
250,000		Pembroke Pines, FL, UT GO Bonds, 4.125% (MBIA Insurance Corp. INS)/ (Original Issue Yield: 4.15%), 9/1/2016	264,292
2,630,000		Tallahassee, FL Consolidated Utility System, Revenue Bonds (Series 2007), 5.00%, 10/1/2019	2,828,697
1,010,000		Volusia County, FL School District, COP (Series A), 5.00% (FSA INS 8/1/2015@100), 8/1/2019	1,041,169
		TOTAL	9,851,163
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Georgia--3.9%
$1,400,000		Burke County, GA Development Authority, PCRBs (Series 2007E), 4.75% TOBs (Oglethorpe Power Corp.)/(MBIA Insurance Corp. INS), Mandatory Tender 4/1/2011	$1,444,604
4,000,000		Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds (Series 2009-A), 5.00%, 6/1/2020	4,465,920
2,000,000		Monroe County, GA Development Authority, PCRBs (First Series 1995), 4.50% TOBs (Georgia Power Co.), Mandatory Tender 4/1/2011	2,016,940
2,000,000		Municipal Electric Authority of Georgia, General Resolution Subordinated Bonds (Series 2008A), 5.25%, 1/1/2018	2,206,120
		TOTAL	10,133,584
		Illinois--4.8%
15,000		Bourbonnais IL Sewage Revenue, Revenue Bonds, 5.75% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 6.05%), 12/1/2020	16,079
2,000,000		Chicago, IL Board of Education, UT GO Bonds (Series 2007D), 5.00% (FSA INS), 12/1/2021	2,115,780
1,000,000		Chicago, IL O'Hare International Airport, Revenue Bonds (Series A), 4.00% (FSA INS), 1/1/2015	1,031,830
2,000,000		Chicago, IL, UT GO Bonds (Series 2008A), 5.00%, 1/1/2019	2,169,820
25,000		Cook County, IL High School District No. 225, UT GO Refunding Bonds, 4.25% (United States Treasury PRF 12/1/2013@100), 12/1/2015	27,780
25,000		Cook County, IL High School District No. 230, UT GO Bonds, 4.80% (United States Treasury PRF 12/1/2009@100)/(Original Issue Yield: 4.88%), 12/1/2014	25,503
25,000		Du Page County, IL School District No. 041, UT GO Refunding Bonds, 5.00% (FSA INS), 2/1/2015	28,116
1,000,000		Illinois Department Central Management Services, COP, 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.55%), 7/1/2013	1,018,590
1,000,000		Illinois Educational Facilities Authority, Revenue Bonds (Series A), 4.125% TOBs (Art Institute of Chicago), Mandatory Tender 3/1/2013	978,470
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2007), 5.00% (University of Chicago), 7/1/2019	1,100,410
2,000,000		Illinois Finance Authority, Revenue Bonds (Series 2008B), 5.50% (Children's Memorial Hospital), 8/15/2021	2,043,300
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2008B), 5.50% (Children's Memorial Hospital), 8/15/2023	1,002,780
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--continued
$200,000		Illinois Finance Authority, Revenue Bonds, 4.75% (Local Government PG-Metropolis), 12/1/2010	$201,742
250,000		Illinois Finance Authority, Revenue Bonds, 5.00% (Local Government PG-Metropolis), 12/1/2011	251,653
300,000		Illinois Finance Authority, Revenue Bonds, 5.00% (Local Government PG-Metropolis), 12/1/2014	293,652
65,000		Northwest Suburban Water Agency, IL, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2013	72,105
50,000		Regional Transportation Authority, IL, Revenue Bonds (Series A), 5.75% (MBIA Insurance Corp. INS), 7/1/2015	58,295
10,000		St. Clair County IL High School, UT GO Bonds, 4.45% (AMBAC INS)/(Original Issue Yield: 4.50%), 10/1/2011	10,081
		TOTAL	12,445,986
		Indiana--1.7%
1,000,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series B), 5.00% (Clarian Health Obligated Group), 2/15/2019	993,850
250,000		Indiana State Finance Authority, Revenue Bonds (Series A), 5.00%, 2/1/2015	282,008
2,960,000		Indianapolis, IN Gas Utility Distribution System, Second Lien Refunding Revenue Bonds (Series 2008C), 5.00% (Assured Guaranty Corp. INS), 6/1/2013	3,241,318
		TOTAL	4,517,176
		Iowa--1.2%
1,000,000		Iowa Finance Authority, Health Facilities Development Refunding Revenue Bonds (Series 2006A), 5.25% (Care Initiatives), 7/1/2016	871,950
2,055,000		Iowa Finance Authority, Private College Revenue Bonds, 6.50% (Drake University)/(MBIA Insurance Corp. INS), 12/1/2011	2,186,438
		TOTAL	3,058,388
		Kansas--0.7%
1,675,000		Geary County, KS USD 475, UT GO School Building Bonds, 5.25% (MBIA Insurance Corp. INS), 9/1/2017	1,870,506
		Louisiana--0.5%
1,400,000		Louisiana State Citizens Property Insurance Corp., Revenue Bonds (Series 2006B), 5.00% (AMBAC INS), 6/1/2018	1,337,686
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Maryland--1.8%
$2,000,000		Maryland State, UT GO Bonds (Second Series 2008), 5.00%, 7/15/2019	$2,318,300
2,000,000		Maryland State, UT GO Bonds (Second Series 2008), 5.00%, 7/15/2021	2,271,580
		TOTAL	4,589,880
		Massachusetts--0.9%
2,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2009C), 5.00%, 7/1/2022	2,231,480
		Michigan--8.1%
1,000,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100), 5/1/2018	1,117,300
1,000,000		Detroit, MI Sewage Disposal System, Revenue Bonds (Series A), 5.50% (Berkshire Hathaway Assurance Corp. and FGIC INS), 7/1/2036	1,006,340
1,500,000		Detroit, MI Water Supply System, Revenue Bonds (Series A), 5.00% (FSA INS), 7/1/2016	1,604,160
2,000,000		Detroit, MI, Refunding UT GO Bonds (Series 2008-B), 5.00% (Assured Guaranty Corp. INS), 4/1/2018	1,911,440
1,785,000		Kent County, MI Airport Revenue, LT GO Airport Revenue Bonds (Series 2007), 5.00% (Gerald R. Ford International Airport), 1/1/2021	1,908,004
2,000,000		Michigan Municipal Bond Authority Clean Water Revolving Fund, Revenue Bonds, 5.00%, 10/1/2020	2,215,260
1,500,000		Michigan State Building Authority, Refunding Revenue Bonds (Series I), 5.00% TOBs, Mandatory Tender 10/15/2011	1,508,460
250,000		Michigan State Department of Transportation, 5.25% (FSA INS), 9/15/2020	264,545
500,000		Michigan State Department of Transportation, Grant Anticipation Revenue Bonds, 4.50%, 9/15/2015	527,165
500,000		Michigan State Department of Transportation, Grant Anticipation Revenue Bonds, 5.25%, 9/15/2018	543,165
4,000,000		Michigan State Hospital Finance Authority, Revenue & Refunding Bonds (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield: 5.15%), 6/1/2013	4,022,320
500,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series A), 5.00% (Henry Ford Health System, MI), 11/15/2018	481,025
500,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series A), 5.00% (Oakwood Obligated Group), 7/15/2015	494,135
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$500,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 5.00% (Henry Ford Health System, MI), 11/15/2020	$469,625
500,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (Sparrow Obligated Group, MI), 11/15/2015	487,130
505,000		Michigan State Hospital Financial Authority, Revenue Bonds (Series A), 5.00% (Holland Community Hospital), 1/1/2015	509,924
2,000,000		Michigan State Strategic Fund, Revenue Refunding PCRBs (Series C), 5.45% (Detroit Edison Co.), 9/1/2029	1,891,980
		TOTAL	20,961,978
		Minnesota--1.1%
1,000,000		Minnesota Municipal Power Agency, Electric Revenue Bonds (Series 2005), 5.00%, 10/1/2030	1,009,670
1,520,000		Minnesota State, Various Purposes UT GO Bonds (Series 2009A), 5.00%, 12/1/2021	1,744,337
		TOTAL	2,754,007
		Missouri--1.1%
1,070,000		Missouri Highways & Transportation Commission, Revenue Bonds, 4.50%, 5/1/2017	1,205,216
1,665,000		Missouri State Environmental Improvement & Energy Resources Authority, PCR Refunding Bonds (Series 2008), 4.375% TOBs (Associated Electric Cooperative, Inc.), Mandatory Tender 3/1/2011	1,714,817
		TOTAL	2,920,033
		Nebraska--0.6%
1,365,000		Omaha, NE, UT GO Bonds (Series 2000A), 6.50% (Escrowed In Treasuries COL), 12/1/2013	1,651,527
		Nevada--1.8%
2,000,000		Clark County, NV School District, LT GO Building Bonds (Series 2008A), 5.00%, 6/15/2014	2,158,420
1,100,000		Clark County, NV, IDRBs (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	1,092,905
1,325,000		Clark County, NV, LT GO Bonds, 4.50% (FSA INS), 6/1/2017	1,397,425
		TOTAL	4,648,750
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Jersey--2.1%
$1,000,000		New Jersey EDA, School Facilities Construction Refunding Revenue Bonds (Series 2008W), 5.00% (New Jersey State), 3/1/2018	$1,090,240
2,000,000		New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds (Series 2006A), 5.25%, 12/15/2020	2,158,940
1,925,000	[1,2]	New Jersey Turnpike Authority, Revenue Bonds (Series A), 6.00% (Escrowed In Treasuries COL), 1/1/2013	2,226,532
		TOTAL	5,475,712
		New Mexico--2.2%
3,075,000		Albuquerque Bernalillo County, NM Water Utility Authority, Joint Water & Sewer System Improvement Revenue Bonds (Series 2009A-1), 5.50%, 7/1/2023	3,494,368
975,000		Bernalillo County, NM Gross Receipts, Tax Refunding Revenue Bonds, 5.25% 4/1/2027	1,077,960
1,000,000		University of New Mexico, Revenue Bonds (Series A), 5.00% (FSA INS), 6/1/2021	1,079,370
		TOTAL	5,651,698
		New York--4.7%
2,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Series Fiscal 2009EE), 5.00%, 6/15/2018	2,256,620
2,000,000		New York City, NY, UT GO Bonds (Fiscal 2007 Series A), 5.00%, 8/1/2022	2,071,380
2,000,000		New York State Dormitory Authority, Revenue Bonds (Series 2009C), 5.00% (School District Financing Program)/(Assured Guaranty Corp. INS), 10/1/2022	2,095,320
1,250,000		New York State Environmental Facilities Corp., Clean Water & Drinking Water Revolving Funds Revenue Bonds (Series 2008A), 5.00%, 6/15/2022	1,377,662
1,000,000		New York State HFA State Personal Income Tax Revenue, Revenue Bonds (Series A), 5.00%, 9/15/2023	1,056,760
2,000,000		New York State Thruway Authority, Second General Highway & Bridge Trust Fund Revenue Bonds (Series 2007B), 5.00% (New York State Thruway Authority - Dedicated Highway & Bridge Trust Fund), 4/1/2023	2,110,460
1,000,000		New York, NY, UT GO Bonds (Series E), 5.00%, 8/1/2016	1,094,170
		TOTAL	12,062,372
Principal Amount			Value
		MUNICIPAL BONDS--continued
		North Carolina--1.7%
$1,000,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003A), 5.50%, 1/1/2012	$1,064,110
1,000,000		North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, 6.00% (AMBAC INS), 1/1/2018	1,122,490
2,000,000		North Carolina State, Public Improvement UT GO Bonds (Series 2005A), 5.00%, 3/1/2020	2,202,680
		TOTAL	4,389,280
		Ohio--3.4%
1,150,000		American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project Revenue Bonds (Series 2008A), 5.00%, 2/15/2016	1,262,631
2,000,000		Cleveland, OH Waterworks, Water Revenue Bonds (Series 2007P), 5.00%, 1/1/2017	2,256,600
1,000,000		Columbus, OH Sewer System, Revenue Bonds (Series A), 5.00%, 6/1/2023	1,090,920
2,415,000		Cuyahoga County, OH, LT GO Bonds, 5.25%, 12/1/2018	2,687,823
1,000,000		Montgomery County, OH, Revenue Bonds, 5.50% (Catholic Health Initiatives)/ (United States Treasury PRF 9/1/2011@100), 9/1/2016	1,090,930
325,000		Ohio State EDRBs (Series 3), 4.08% (Taylor Chair Realty Co. LLC), 6/1/2013	318,357
		TOTAL	8,707,261
		Oregon--1.2%
1,775,000		Oregon State Department of Transportation, Revenue Bonds (Series A), 5.25% (United States Treasury PRF 11/15/2014@100), 11/15/2016	2,069,330
1,000,000		Sunrise Water Authority, OR, Revenue Bonds, 5.25% (FSA INS), 3/1/2024	1,024,400
		TOTAL	3,093,730
		Pennsylvania--7.7%
1,555,000		Allegheny County, PA HDA, Hospital Revenue Bonds (Series 2008A), 5.00% (UPMC Health System), 6/15/2018	1,632,252
1,000,000		Allegheny County, PA HDA, Revenue Bonds (Series 2008A), 5.00% (UPMC Health System), 9/1/2017	1,056,910
1,725,000		Allegheny County, PA HDA, Revenue Bonds (Series 2008A), 5.00% (UPMC Health System), 9/1/2018	1,812,251
1,000,000		Lancaster, PA Higher Education Authority, Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2025	1,017,990
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,175,000		Lehigh-Northampton Airport Authority, Revenue Bonds (Series A), 5.00% (MBIA Insurance Corp. INS), 1/1/2019	$1,135,003
1,210,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 5.75% (UPMC Health System), 1/15/2012	1,269,980
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2009A), 5.00% (University of Pennsylvania), 9/1/2019	2,307,420
5,000,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Health System Revenue Bonds (Series 1997A), 5.00% (Jefferson Health System)/ (Original Issue Yield: 5.40%), 5/15/2012	5,032,200
1,000,000		Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.25%, 1/1/2023	1,050,690
2,000,000		Philadelphia, PA, Refunding UT GO Bonds (Series 2007A), 5.00% (FSA INS), 8/1/2019	2,115,260
1,190,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 6.00% (Guthrie Healthcare System, PA)/(United States Treasury PRF 12/1/2011@101), 12/1/2012	1,339,678
		TOTAL	19,769,634
		Puerto Rico--2.0%
1,000,000		Commonwealth of Puerto Rico, UT GO Bonds (Series A), 5.25%, 7/1/2022	939,940
3,000,000		Commonwealth of Puerto Rico, UT GO Refunding Bonds (Series A), 5.00% TOBs, Mandatory Tender 7/1/2012	3,003,270
1,000,000		Puerto Rico Public Building Authority, Revenue Bonds (Series I), 5.50% (United States Treasury PRF 7/1/2014@100), 7/1/2023	1,146,610
		TOTAL	5,089,820
		South Carolina--1.3%
2,000,000		South Carolina Jobs-EDA, Hospital Revenue Bonds (Series 2007A), 5.00% (CareAlliance Health Services)/(FSA INS), 8/15/2016	2,120,240
1,250,000		South Carolina State Public Service Authority (Santee Cooper), Refunding Revenue Obligations (Series 2009B), 5.00%, 1/1/2024	1,340,463
		TOTAL	3,460,703
		Tennessee--0.4%
1,000,000		Sullivan County, TN Health Educational & Housing Facilities Board, Hospital Revenue Bonds, 6.25% (Wellmont Health System)/(Escrowed In Treasuries COL), 9/1/2012	1,146,220
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--8.2%
$1,000,000		Bell County, TX HFDC, Refunding Revenue Bonds, 5.375% (FSA INS), 12/1/2013	$1,023,050
1,430,000		Harris County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2008B), 5.25% (Methodist Hospital, Harris County, TX), 12/1/2016	1,550,506
3,000,000		Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2009A), 5.25% (Assured Guaranty Corp. INS), 11/15/2024	3,254,970
1,500,000		Lower Colorado River Authority, TX, Refunding Revenue Bonds, 5.75%, 5/15/2028	1,552,650
2,000,000		North Central Texas HFDC, Hospital Refunding Revenue Bonds (Series 2002), 5.50% (Children's Medical Center of Dallas)/(AMBAC INS), 8/15/2017	2,079,660
1,000,000		North Texas Tollway Authority, Refunding Revenue Bonds (Series A), 6.00%, 1/1/2023	1,077,770
335,000		Sabine River Authority, TX, PCR Refunding Bonds (Series 2006), 4.95% (Southwestern Electric Power Co.)/(MBIA Insurance Corp. INS), 3/1/2018	332,042
2,000,000		San Antonio, TX Electric & Gas System, Revenue Bonds (Series 2008), 5.00%, 2/1/2018	2,260,960
1,000,000		San Antonio, TX Water System, Refunding Revenue Bonds (Series 2002), 5.50% (FSA INS), 5/15/2016	1,082,960
1,000,000		Spring, TX ISD, UT GO Refunding Bonds (Series 2008A), 5.00% (GTD by PSFG), 8/15/2016	1,148,550
1,000,000		Texas State Public Finance Authority, Revenue Bonds (Series A), 5.00% (Kipp Inc.)/(ACA Financial Guaranty Company INS), 2/15/2028	623,760
2,000,000		Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2007), 4.75% (Texas State), 4/1/2025	2,080,580
2,000,000		Texas State University System, Revenue Financing System Revenue Bonds (Series 2008), 5.00%, 3/15/2018	2,215,080
1,000,000	[3]	White Settlement, TX ISD, Capital Appreciation UT GO Refunding Bonds, 4.50% (GTD by PSFG)/(Original Issue Yield: 4.50%), 8/15/2015	837,530
		TOTAL	21,120,068
		Utah--1.2%
1,000,000		Intermountain Power Agency, UT, Subordinated Power Supply Refunding Revenue Bonds (Series 2008A), 5.25%, 7/1/2020	1,036,560
1,050,000		Salt Lake County, UT Municipal Building Authority, Refunding Revenue Bonds (Series 2001), 5.20% (United States Treasury PRF 10/15/2011@100)/(Original Issue Yield: 5.33%), 10/15/2020	1,152,155
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Utah--continued
$1,000,000		Utah County, UT IDA, Environmental Improvement Revenue Bonds, 5.05% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	$989,580
		TOTAL	3,178,295
		Virginia--0.9%
100,000		Hampton, VA Convention Center, Revenue Bonds, 5.25% (AMBAC INS), 1/15/2015	107,231
2,000,000		Virginia Resources Authority, Clean Water State Revolving Fund Subordinated Revenue Bonds (Series 2008), 5.00%, 10/1/2019	2,296,380
		TOTAL	2,403,611
		Washington--2.7%
2,165,000		Chelan County, WA Public Utility District No. 1, Consolidated System Subordinate Revenue Notes (Series 2008A), 5.00%, 7/1/2013	2,388,276
1,000,000		Clark County, WA School District No. 114 Evergreen, UT GO Refunding Bonds (Series 1999), 5.25%, 6/1/2015	1,018,490
2,000,000		King County, WA School District No. 415 Kent, UT GO Bonds (Series A), 5.55% (Original Issue Yield: 5.582%), 12/1/2011	2,088,740
1,000,000		Metropolitan Park District Tacoma, WA, UT GO Refunding Bonds, 5.00% (FGIC and MBIA Insurance Corp. INS), 12/1/2022	1,058,840
425,000		Yakima County, WA, LT GO Bonds, 5.25% (AMBAC INS), 12/1/2016	464,321
		TOTAL	7,018,667
		Wisconsin--1.3%
1,000,000		Milwaukee County, WI, (Series A), 5.00%, 10/1/2016	1,072,750
25,000		Milwaukee County, WI, UT GO Bonds (Series A), 5.00% (MBIA Insurance Corp. INS), 10/1/2014	28,138
2,000,000		Wisconsin State General Fund Appropriation, Revenue Bonds (Series 2009A), 5.25% (Wisconsin State), 5/1/2020	2,201,300
		TOTAL	3,302,188
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $243,219,105)	247,269,454
		SHORT-TERM MUNICIPALS--3.8% [4]
		Louisiana--0.9%
2,400,000		Louisiana Public Facilities Authority, (Series 2008a) Daily Vrdns (Air Products & Chemicals, Inc.), 0.310%, 6/1/2009	2,400,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued
		Massachusetts--1.2%
$3,050,000		Commonwealth of Massachusetts, Consolidated Loan (Series 2006B) Daily VRDNs (Bank of America N.A. LIQ), 0.280%, 6/1/2009	$3,050,000
		Ohio--0.8%
1,900,000		Franklin County, OH Hospital Facility Authority, (Series 2008E) Weekly VRDNs (Nationwide Children's Hospital)/(JPMorgan Chase Bank, N.A. LIQ), 0.250%, 6/4/2009	1,900,000
		Pennsylvania--0.9%
2,400,000		Philadelphia, PA Authority for Industrial Development Daily VRDNs (Newcourtland Elder Services)/(PNC Bank, N.A. LOC), 0.170%, 6/1/2009	2,400,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	9,750,000
		TOTAL INVESTMENTS--99.5% (IDENTIFIED COST $252,969,105) [5]	257,019,454
		OTHER ASSETS AND LIABILITIES - NET--0.5% [6]	1,382,626
		TOTAL NET ASSETS--100%	$258,402,080

Securities that are subject to the federal alternative minimum tax (AMT) represent 0.6% of the portfolio as calculated based upon total market value (unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At May 31, 2009, this restricted security amounted to $2,226,532, which represented 0.9% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At May 31, 2009, this liquid restricted security amounted to $2,226,532, which represented 0.9% of total net assets.

3 Zero coupon bond.

4 Current rate and next reset date shown for Variable Rate Demand Notes.

5 The cost of investments for federal tax purposes amounts to $252,959,555.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$ --
Level 2--Other Significant Observable Inputs	257,019,454
Level 3--Significant Unobservable Inputs	--
TOTAL	$257,019,454

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COP	--Certificate of Participation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
ISD	--Independent School District
LOC	--Letter of Credit
LT	--Limited Tax
MBIA	--National Public Finance Guarantee Corp. (as restructured from MBIA Insurance Corp.)
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
TOBs	--Tender Option Bonds
USD	--Unified School District
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2009

Assets:
Total investments in securities, at value (identified cost $252,969,105)		$257,019,454
Cash		71,505
Income receivable		3,498,191
Receivable for investments sold		3,997,989
Receivable for shares sold		302,580
TOTAL ASSETS		264,889,719
Liabilities:
Payable for investments purchased	$5,376,550
Payable for shares redeemed	387,193
Income distribution payable	626,686
Payable for Directors'/Trustees' fees	1,350
Payable for shareholder services fee (Note 5)	42,745
Accrued expenses	53,115
TOTAL LIABILITIES		6,487,639
Net assets for 26,921,804 shares outstanding		$258,402,080
Net Assets Consist of:
Paid-in capital		$264,984,731
Net unrealized appreciation of investments		4,050,349
Accumulated net realized loss on investments		(10,653,438)
Undistributed net investment income		20,438
TOTAL NET ASSETS		$258,402,080
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
($236,116,804 ÷ 24,600,030 shares outstanding), no par value, unlimited shares authorized		$9.60
Class Y Shares:
($22,285,276 ÷ 2,321,774 shares outstanding), no par value, unlimited shares authorized		$9.60

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended May 31, 2009

Investment Income:
Interest			$9,111,106
Expenses:
Investment adviser fee (Note 5)		$821,229
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		11,674
Transfer and dividend disbursing agent fees and expenses		49,551
Directors'/Trustees' fees		12,928
Auditing fees		23,500
Legal fees		6,660
Portfolio accounting fees		80,607
Shareholder services fee--Institutional Shares (Note 5)		381,540
Account administration fee--Institutional Shares		32,710
Share registration costs		37,745
Printing and postage		31,037
Insurance premiums		4,648
Miscellaneous		9,726
TOTAL EXPENSES		1,693,555
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(487,309)
Waiver of administrative personnel and services fee (Note 5)	(22,312)
Reimbursement of shareholder services fee--Institutional Shares (Note 5)	(88,193)
Reduction of custodian fees (Note 6)	(677)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(598,491)
Net expenses			1,095,064
Net investment income			8,016,042
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(4,581,407)
Net change in unrealized depreciation of investments			7,768,757
Net realized and unrealized gain on investments			3,187,350
Change in net assets resulting from operations			$11,203,392

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended May 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,016,042	$6,642,753
Net realized loss on investments	(4,581,407)	(5,216,787)
Net change in unrealized appreciation/depreciation of investments	7,768,757	(2,943,555)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,203,392	(1,517,589)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(7,067,942)	(5,584,647)
Class Y Shares	(962,520)	(1,086,103)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,030,462)	(6,670,750)
Share Transactions:
Proceeds from sale of shares	35,465,101	37,843,823
Proceeds from shares issued in connection with the tax-free transfer of assets from Suburban Bank & Trust Common Trust Fund	3,827,667	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Fifth Third Intermediate Municipal Bond Fund	117,209,376	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Fifth Third Municipal Bond Fund	37,435,428	--
Net asset value of shares issued to shareholders in payment of distributions declared	1,943,181	2,208,834
Cost of shares redeemed	(87,428,114)	(51,741,789)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	108,452,639	(11,689,132)
Change in net assets	111,625,569	(19,877,471)
Net Assets:
Beginning of period	146,776,511	166,653,982
End of period (including undistributed (distributions in excess of) net investment income of $20,438 and $(108), respectively)	$258,402,080	$146,776,511

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2009

1. ORGANIZATION

Intermediate Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of one diversified portfolio, Federated Intermediate Municipal Trust (the "Fund"). The Fund offers two classes of shares: Institutional Shares and Class Y Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax. Interest income from the Fund's investments normally (except in certain circumstances described in the Fund's Prospectus) will not be subject to the federal AMT for individuals and corporations, but may be subject to state and local taxes.

On December 19, 2008, the Fund received assets from Suburban Bank & Trust Common Trust Fund as a result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Suburban Bank & Trust Common Trust Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
420,161	$3,827,667	$26,974	$267,022,267	$270,849,934

1 Unrealized Appreciation is included in the Suburban Bank & Trust Common Trust Fund Net Assets Received amount shown above.

On November 21, 2008, the Fund received a tax-free transfer of assets from Fifth Third Intermediate Municipal Bond Fund and Fifth Third Municipal Bond Fund, as follows:

Shares of the Fund Issued	Fifth Third Intermediate Municipal Bond Fund Net Assets Received	Unrealized Depreciation [2]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
12,684,999	$117,209,376	$(1,349,783)	$125,733,363	$242,942,739

2 Unrealized Depreciation is included in the Fifth Third Intermediate Municipal Bond Fund Net Assets Received amount shown above.

Shares of the Fund Issued	Fifth Third Municipal Bond Fund Net Assets Received	Unrealized Depreciation [3]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,051,454	$37,435,428	$(1,436,874)	$125,733,363	$163,168,791

3 Unrealized Depreciation is included in the Fifth Third Municipal Bond Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, municipal mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended May 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund, that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings with the securities transferred remaining in the Fund's investments and the related floating rate notes reflected as a liability on the Fund's records. At May 31, 2009, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expenses for the year ended May 31, 2009.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended May 31	2009		2008
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,262,183	$30,824,550	2,988,941	$29,760,162
Proceeds from shares issued in connection with the tax-free transfer of assets from Suburban Bank & Trust Common Trust Fund	420,161	3,827,667	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Fifth Third Intermediate Municipal Bond Fund	12,684,999	117,209,376	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Fifth Third Municipal Bond Fund	4,051,454	37,435,428	--	--
Shares issued to shareholders in payment of distributions declared	205,805	1,937,927	222,799	2,206,646
Shares redeemed	(8,410,579)	(78,933,776)	(4,694,102)	(46,531,964)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	12,214,023	$112,301,172	(1,482,362)	$(14,565,156)

Year Ended May 31	2009		2008
Class Y Shares:	Shares	Amount	Shares	Amount
Shares sold	489,931	$4,640,551	816,663	$8,083,661
Shares issued to shareholders in payment of distributions declared	555	5,254	226	2,188
Shares redeemed	(907,843)	(8,494,338)	(522,675)	(5,209,825)
NET CHANGE RESULTING FROM CLASS Y SHARE TRANSACTIONS	(417,357)	$(3,848,533)	294,214	$2,876,024
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	11,796,666	$108,452,639	(1,188,148)	$(11,689,132)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended May 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,263,477)	$34,966	$1,228,511

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended May 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$17,531	$--
Tax-exempt income	$8,012,931	$6,670,750

As of May 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,438
Net unrealized appreciation	$4,059,899
Capital loss carryforwards and deferrals	$(10,662,988)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At May 31, 2009, the cost of investments for federal tax purposes was $252,959,555. The net unrealized appreciation of investments for federal tax purposes was $4,059,899. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,193,416 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,133,517.

At May 31, 2009, the Fund had a capital loss carryforward of $8,183,499 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$ 22,232
2016	$1,377,393
2017	$6,783,874

As a result of the tax-free transfer of assets from Fifth Third Intermediate Municipal Bond Fund and Fifth Third Municipal Bond Fund, certain capital loss carryforwards listed above may be limited.

Capital loss carryforwards of $2,077,340 expired during the fiscal year ended May 31, 2009.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2009, for federal income tax purposes, post-October losses of $2,479,489 were deferred to June 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended May 31, 2009, the Adviser voluntarily waived $487,309 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended May 31, 2009, the net fee paid to FAS was 0.082% of average daily net assets of the Fund. FAS waived $22,312 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended May 31, 2009, FSSC voluntarily reimbursed $88,193 of shareholder services fees. For the year ended May 31, 2009, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended May 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $97,865,000 and $105,730,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights, but excluding interest and trust expenses) (referenced in Note 2) paid by the Fund's Institutional Shares and Class Y Shares (after the voluntary waivers and reimbursements) will not exceed 0.56% and 0.38%, respectively, for the fiscal year ending May 31, 2010. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through July 31, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended May 31, 2009, the Fund's expenses were reduced by $677 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended May 31, 2009, were as follows:

Purchases	$64,939,889
Sales	$117,427,295

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of May 31, 2009, there were no outstanding loans. During the year ended May 31, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of May 31, 2009, there were no outstanding loans. During the year ended May 31, 2009, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB released Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which is effective for interim and annual reporting periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements .. Management has concluded that the adoption of FSP FAS 157-4 is not expected to have a material impact on the Fund's net assets or results of operations.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended May 31, 2009, 99.78% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO BOARD OF TRUSTEES OF INTERMEDIATE MUNICIPAL TRUST AND SHAREHOLDERS OF FEDERATED INTERMEDIATE MUNICIPAL TRUST:

We have audited the accompanying statements of assets and liabilities of Federated Intermediate Municipal Trust (the "Fund") (the sole portfolio of Intermediate Municipal Trust), including the portfolio of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
July 20, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised one portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: May 1985	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: October 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: October 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: April 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: April 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: May 1985	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1985	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since July 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED INTERMEDIATE MUNICIPAL TRUST (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 458810108
Cusip 458810603

28510 (7/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 – $23,500

Fiscal year ended 2008 - $22,200

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,850 and $0 respectively.  Fiscal year ended 2009- Fees related to providing a consent for N-14 merger document.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $9,858 respectively. Fiscal year ended 2008- Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 – 0%

Fiscal year ended 2008 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2009 - $143,006

Fiscal year ended 2008 - $166,408

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Intermediate Municipal Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	July 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	July 22, 2009

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	July 22, 2009